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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 17, 2006

                             FIRST BUSEY CORPORATION
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             (Exact name of registrant as specified in its charter)

           Nevada                        0-15959                  37-1078406
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(State or other jurisdiction           (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

       201 W. Main St., Urbana, IL                                   61801
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 (Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (217) 365-4513


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective January 17, 2006, the Registrant's Board of Directors approved 2005 cash bonus payments to executive officers in the following amounts set forth below opposite the name of such officer:

OFFICER                             CASH BONUS PAYMENT
---------------------               ------------------
Barbara J. Harrington                 $      12,000
Barbara J. Kuhl                       $     119,000
P. David Kuhl                         $     122,500
David D. Mills                        $      87,500
Douglas C. Mills                      $     350,000
Edwin A. Scharlau                     $     114,000

The foregoing cash payments are pursuant to the Management and Associate Dividend Program, or the "MAD program" based on the fiscal year 2005 earnings per share goal determined by the Compensation Committee at the beginning of 2005 and was achieved by the Registrant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 19, 2006                     FIRST BUSEY CORPORATION

                                            By:    /s/ Barbara J. Kuhl
                                                   ----------------------------
                                            Name:  Barbara J. Kuhl
                                            Title: President